INDEXIQ ETF TRUST
(the “Trust”)
Supplement dated September 30, 2022
to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”), dated
August 31, 2022, of:
IQ U.S. Large Cap R&D Leaders ETF,
IQ U.S. Mid Cap R&D Leaders ETF, and
IQ Global Equity R&D Leaders ETF
(each, a “Fund” and together, the “Funds”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus, or SAI for each Fund.
Effective on or around October 18, 2022, each of the IQ U.S. Large Cap R&D Leaders ETF, IQ U.S. Mid Cap R&D Leaders ETF, and IQ Global Equity R&D Leaders ETF will transfer its primary listing to The Nasdaq Stock Market LLC and will no longer be listed on the NYSE Arca, Inc. Also, effective as of such date, all references in such Funds’ Summary Prospectuses, Prospectus, and SAI to the NYSE Arca, Inc. and NYSE Arca specific to the listing exchange for the shares of the Funds are hereby changed to The Nasdaq Stock Market LLC and NASDAQ, respectively.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
ME16o-09/22